EXHIBIT 10.2






          AMENDMENT NO. 2 dated as of August 3, 2001 (this "Amendment"), to the credit agreement dated as of January 7, 1999, as amended and restated as of February 29, 2000, as amended by Amendment No. 1 dated as of July 28, 2000 (the "Credit Agreement"), among CENTENNIAL CELLULAR OPERATING CO. LLC, as Borrower; CENTENNIAL PUERTO RICO OPERATIONS CORP., as PR Borrower; CENTENNIAL COMMUNICATIONS CORP., as a Guarantor ("Centennial"); the other Guarantors party hereto; each of the lenders from time to time party hereto (individually, a "Lender" and, collectively, the "Lenders"); THE CHASE MANHATTAN BANK, as co-lead arranger and co-syndication agent (in such capacity, together with its successors in such capacity, "Chase"); MERRILL LYNCH & CO. and MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as co-lead arranger and co-syndication agent (in such capacity, together with its successors in such capacity, and Chase, the "Co-Syndication Agents"); BANK OF AMERICA, N.A., as arranger and administrative agent (in such capacity, together with its successors in such capacity, "Administrative Agent"); and THE BANK OF NOVA SCOTIA, as documentation agent (in such capacity, together with its successors in such capacity, "Documentation Agent").

     A. Pursuant to the Credit Agreement, the Lenders have extended credit to the Borrower and the PR Borrower.

     B. The Borrower and the PR Borrower have requested that a provision of the Credit Agreement, as provided herein, be clarified, by removing certain superfluous language inadvertently retained when the Credit Agreement was amended and restated in February 2000, to more clearly conform such provisions to the intent of the parties at the time the Credit Agreement was entered into and to reflect the established reporting practices of the Borrower since the date of the Credit Agreement. The Borrower, the PR Borrower, the Administrative Agent and Chase believe that the requested amendment is for clarification purposes only, is not required to permit the Borrower's current practices and will not result in any substantive change in the provisions or operation of the Credit Agreement. Accordingly, any failure by the Majority Lenders to approve the Amendment shall not be deemed to prejudice the right of any Obligor, and each Obligor expressly reserves the right, to claim that the Amendment is unnecessary.

     C. The Majority Lenders and the Administrative Agent are willing to amend the Credit Agreement, pursuant to the terms and subject to the conditions set forth herein.
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     D.  Capitalized  terms used but not defined  herein shall have the meanings assigned to them in the Credit Agreement.

     Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. Amendment to Section 1.01. Section 1.01 of the Credit Agreement is hereby amended by deleting clause (3) of the definition of Total Leverage Ratio and renumbering clauses (4) and (5) accordingly.

     SECTION 2. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Obligors represent and warrant to each of the Lenders and the Administrative Agent that, after giving effect to this Amendment, (a) the representations and warranties set forth in Article VIII of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, and (b) no Default or Event of Default has occurred and is continuing.

     SECTION 3. Conditions to Effectiveness. This Amendment shall become effective on the date on which the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrower, the PR Borrower, the Majority Lenders and the Administrative Agent.

     SECTION 4. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent or the Administrative Agent under the Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement, as modified hereby. This Amendment shall constitute a "Credit Document" for all purposes of the Credit Agreement and the other Credit Documents.

     SECTION 5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

     SECTION 6. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 7. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

     SECTION 8. Expenses. The Borrower agrees to reimburse Chase for all out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for Chase.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.


                              CENTENNIAL CELLULAR OPERATING CO. LLC,

                                by
                                    __________________________
                                  Name:
                                   Title:


                              CENTENNIAL PUERTO RICO OPERATIONS CORP.,

                                by
                                   __________________________
                                   Name:
                                   Title:


                              CENTENNIAL COMMUNICATIONS CORP.,

                                by
                                   __________________________
                                   Name:
                                   Title:


                               THE CHASE MANHATTAN BANK, individually
                               and as co-lead arranger and co-syndication agent,

                                by
                                   __________________________
                                   Name:
                                   Title:




                                MERRILL LYNCH, PIERCE, FENNER & SMITH
                                INCORPORATED, individually and as co-lead arranger and co-syndication agent,

                                 by
                                    _________________________
                                    Name:
                                    Title:


                                BANK OF AMERICA, N.A., individually and as arranger and administrative agent,

                                 by
                                    _________________________
                                    Name:
                                    Title:


                                THE BANK OF NOVA SCOTIA, individually and as documentation agent,


                                 by
                                    _________________________
                                    Name:
                                    Title:

                                           SIGNATURE PAGE TO AMENDMENT NO. 2
                                               TO THE CENTENNIAL AMENDED AND
                                                   RESTATED CREDIT AGREEMENT



                                              To approve Amendment No. 2:


                                           _______________________________, as a
                                           Lender,


                                              by
                                                 _________________________
                                                 Name:
                                                 Title: